APR-11-2000 15:36 CT CORPORATION

Submit in Duplicate
Filing Fee: $50.00 25.00

This document must be typewritten

MAIL TO:
Colorado Secretary of State
Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 894-2200

941047420 $50.00
SOS 04-22-94 11:20

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

- DP 871721403

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) GREAT EARTH VITAMIN GROUP, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on April 22, 19 94, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

____ Such amendment was adopted by the board of directors where no shares have been issued.

X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Articles of Incorporation of the Company is amended, in its entirety, to read as follows:

ARTICLE I

The name of the corporation shall be KELLY'S COFFEE GROUP, INC.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

N/A

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: N/A

GREAT EARTH VITAMIN GROUP, INC. (Note 1)

By [signature]
Stuart Rosen, President

and [signature] (Note 2)
Stuart A. Benson, Secretary

____________ Director (Note 3)

NOTES: 1. Exact corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
2. Signatures and titles of officers signing for the corporation.
3. Where no shares have been issued, signature of a director.

DC-26-1401-87

COMPUTER UPDATE COMPLETE
MIS

SS: Form D-4 (Rev. 7/91)
Submit in Duplicate
Filing Fee: $30.00

This document must be typewritten

MAIL TO:
Colorado Secretary of State
Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 894-2200

931138545 $30.00
SOS 12-15-93

CHANGE OF NAME

DP871721403

ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) WELCOM CAPITAL INCORPORATED

SECOND: The following amendment to the Articles of Incorporation was adopted on December 10, 19 93, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

____ Such amendment was adopted by the board of directors where no shares have been issued.

X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Articles of Incorporation of the Company is amended, in its entirety, to read as follows:

ARTICLE I

The name of the corporation shall be GREAT EARTH VITAMIN GROUP, INC.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: N/A

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: N/A

WELCOM CAPITAL INCORPORATED (Note 1)

By [signature]
Franklin L. Benson, Vice President (Note 2)

and [signature]
Stuart A. Benson, Secretary

____ Director (Note 3)

NOTES: 1. Exact corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
2. Signatures and titles of officers signing for the corporation.
3. Where no shares have been issued, signature of a director.

OC-26-1601-R81

APR-17-2000 16:37 CT CORPORATION

This document must be typewritten

MAIL TO:
Colorado Secretary of State
Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 866-2361

08-23-90 08:30
901083057 $30.00

CHANGE OF NAME

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

D P 871721403

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) Legacy Capital Corporation, Inc.

SECOND: The following amendment to the Articles of Incorporation was adopted on July 16, 19 90 as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

_____ Such amendment was adopted by the board of directors where no shares have been issued.

__X__ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Articles of Incorporation of the Company is amended, in its entirety, to read as follows:

Article I

The name of the corporation shall be WELCOM CAPITAL, INCORPORATED.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: N/A

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

Legacy Capital Corporation, Inc. (Note 1)

By Emery A. Rose, President

and Leonard Muir, Secretary (Note 2)

_____________________ Director (Note 3)

COMP. CH'D. RPM

COMPUTER UPDATE COMPLETE
MRP

RPM

NOTES: 1. Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment the name before this amendment is filed)
2. Signatures and titles of officers signing for the corporation.
3. Where no shares have been issued, signature of a director.

DC-18-1/81-63

This document must be typewritten

Colorado Secretary of State
Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 866-2361

05-12-89 08:30
891051096 $30.00

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

CHANGE OF NAME

DP 871721483

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) METROPOLITAN ACQUISITION CORPORATION

SECOND: The following amendment to the Articles of Incorporation was adopted on May 5, 19 89, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

_____ Such amendment was adopted by the board of directors where no shares have been issued.

__X__ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Company's Articles of Incorporation is hereby amended in its entirety to read as follows:

The name of the corporation shall be **LEGACY CAPITAL CORPORATION, INC.**

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

N/A

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

N/A

METROPOLITAN ACQUISITION CORPORATION

By [signature] President

and [signature] Secretary (Note 2)

________ Director (Note

COMPUTER UPDATE COMPLETE JM

NOTES: 1. Exact corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
2. Signatures and titles of officers signing for the corporation.